                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Cal-Maine Foods, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              CAL-MAINE FOODS, INC.

                            NOTICE OF ANNUAL MEETING

                                 OCTOBER 5, 2000

TO THE SHAREHOLDERS:

      The Annual Meeting of the shareholders of Cal-Maine Foods, Inc. will be held at the corporate offices of Cal-Maine Foods, Inc. at 3320 Woodrow Wilson Drive, Jackson, Mississippi 39207, at 10:00 a.m. (Local Time), on Thursday, October 5, 2000, to consider and vote on:

1. The election of directors to serve on the Board of Directors of Cal-Maine Foods, Inc. for the ensuing year.

2. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

      September 1, 2000 has been fixed as the record date for determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof.

      The directors sincerely desire your presence at the meeting. However, so that we may be sure your vote will be included, please sign, date and return the enclosed proxy card promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.

                                           FOR THE BOARD OF DIRECTORS



                                           /s/ Bobby J. Raines
                                           -------------------------------------
                                           BOBBY J. RAINES
                                           SECRETARY

DATED: September 7, 2000.

SHAREHOLDERS ARE URGED TO VOTE BY DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                              CAL-MAINE FOODS, INC.
                            3320 WOODROW WILSON DRIVE
                           JACKSON, MISSISSIPPI 39209

                       PROXY STATEMENT FOR ANNUAL MEETING
                   OF SHAREHOLDERS TO BE HELD OCTOBER 5, 2000

         The information set forth in this proxy statement is furnished in connection with the Annual Meeting of Shareholders of Cal-Maine Foods, Inc. ("Cal-Maine" or the "Company") to be held on Thursday, October 5, 2000, at 10:00 a.m., Jackson time, at the Company's headquarters, 3320 Woodrow Wilson Drive, Jackson, Mississippi. A copy of the Company's annual report to shareholders for the fiscal year ended June 3, 2000, accompanies this proxy statement. Additional copies of the annual report, notice, proxy statement, and proxy card may be obtained from the Company's Secretary, Bobby J. Raines, Post Office Box 2960, Jackson, Mississippi 39207. The Company's telephone number is 601/948-6813.

         The enclosed proxy is solicited by the Board of Directors of the Company. The proxy may be revoked by a shareholder at any time before it is voted by filing with the Company's Secretary a written revocation or a duly executed proxy bearing a later date. The proxy also may be revoked by a shareholder attending the meeting, withdrawing the proxy, and voting in person.

         All expenses incurred in connection with the solicitation of proxies will be paid by the Company. In addition to the solicitations of proxies by mail, directors, officers, and regular employees of the Company may solicit proxies in person or by telephone. The Company will, upon request, reimburse banks, brokerage houses and other institutions, and fiduciaries for their expenses in forwarding proxy material to their principals.

         This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about September 5, 2000. Shareholders of record at the close of business on September 1, 2000, are eligible to vote at the Annual Meeting. As of the record date, 10,975,288 shares of the Company's Common Stock were outstanding, and 1,200,000 shares of the Company's Class A Common Stock were outstanding. Each share of Common Stock is entitled to one vote on each matter to be considered at the Annual Meeting. Each share of Class A Common Stock is entitled to ten votes on each such matter. Both the shares of Common Stock and the shares of Class A Common Stock have the right of cumulative voting in the election of directors. Cumulative voting means that each shareholder will be entitled to cast as many votes as he or she has the right to cast (before cumulating votes), multiplied by the number of directors to be elected. All such votes may be cast for a single nominee or may be distributed among the nominees to be voted for as the shareholder sees fit. To exercise cumulative voting rights by Proxy, a shareholder must clearly designate the number of votes to be cast for any given nominee.

         Shares represented by a properly executed and returned proxy card will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If no instructions are indicated, the proxy will be voted FOR the election of nine nominees to serve as directors of the Company.

         The election of directors requires a plurality of the votes cast. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

         In accordance with the Company's bylaws and Delaware law, the Board will appoint two inspectors of election. The inspectors will take charge of, and will count, the votes and ballots cast at the Annual Meeting and will make a written report on their determination.

              OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information as to the beneficial ownership of the Company's Common Stock as of August 10, 2000, by (i) each person known by the Company to beneficially own more than 5% of the class outstanding and (ii) each director, each nominee to serve as a director of the Company, each executive officer named in the Summary Compensation Table (see "Compensation of Executive Officers and Directors") and by all directors and officers as a group. Each executive officer also is a director of the Company.


                                             COMMON STOCK AND CLASS "A" COMMON STOCK
                                        NUMBER OF SHARES(1)              PERCENT OF CLASS        PERCENT OF TOTAL VOTING
NAME OF BENEFICIAL OWNER(2)         COMMON             CLASS A          COMMON       CLASS A             POWER (3)
------------------------            ------             -------          ------       -------             ---------
FRED R. ADAMS, JR. (4)            4,902,739 (4)(5)    1,156,600         44.6%          96.4%               71.6%

CAL-MAINE FOODS, INC.
EMPLOYEE STOCK OWNERSHIP PLAN     3,023,542                             27.5%                              13.1%

RICHARD K. LOOPER (6)               250,133                              2.3%                               1.1%

ADOLPHUS B. BAKER (7)               224,083              43,400          2.0%           3.6%                2.9%

BOBBY J. RAINES (8)                 220,435                              2.0%                               1.0%

JACK B. SELF (9)                     20,756                                                                  *

JOE M. WYATT (10)                   146,978                              1.3%                                *

CHARLES F. COLLINS (11)              70,157                               *                                  *

W. D. (JACK) COX                      7,200                               *                                  *

R. FASER TRIPLETT, M.D.              35,200                               *                                  *

ALL DIRECTORS AND EXECUTIVE
OFFICERS AS A GROUP (NINE
PERSONS) (12)                     5,939,336           1,200,000         54.1            100%                 78%


----------------------
*  LESS THAN 1%.

(1) The information as to beneficial ownership is based on information known to the Company or statements furnished to the Company by the beneficial owners. As used in this table, "beneficial ownership" means the sole or shared power to vote or to direct the voting of a security, or the sole or shared investment power with respect to a security (i.e. the power to dispose of, or to direct the disposition of a security). For purposes of this table, a person is deemed as of any date to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date, such as under the Company's Stock Option Plans.

(2) The address of each person, except W.D. Cox and R. Faser Triplett, M.D., is Cal-Maine Foods, Inc., 3320 Woodrow Wilson Drive (Post Office Box 2960), Jackson, Mississippi 39207. Mr. Cox's address is 1161 Oak River Road, Memphis, Tennessee 38120 and Dr. Triplett's address is 1600 North State Street, Second Floor, Jackson, Mississippi 39202.

(3) Percent of total voting power is based on the total votes to which the Common Stock (one vote per share) and Class A Common Stock (ten votes per share) are entitled.

(4) The number of shares shown in the table include 407,231 shares of Common Stock owned by Mr. Adams' spouse. The Class A Common Stock is convertible on a share-for-share basis into shares of Common Stock.

(5) Includes 252,048 shares accumulated under the Cal-Maine Foods, Inc. Employee Stock Ownership Plan ("ESOP").

(6) Includes 67,402 shares accumulated under ESOP, 12,608 shares owned by Mr. Looper's spouse.

(7) Includes 69,257 shares owned by Mr. Baker's spouse separately and as custodian for their children as to which Mr. Baker disclaims any beneficial ownership, and 29,144 shares accumulated under the ESOP.

(8) Includes 6,524 shares accumulated under the ESOP, and 5,000 shares owned by Mr. Raines' spouse.

(9)      Includes 20,756 shares accumulated under the ESOP.

(10)     Includes 5,952 shares accumulated under the ESOP.

(11)     Includes 70,155 shares accumulated under the ESOP.

(12) Includes shares as to which Messrs. Adams and Baker disclaim any beneficial ownership. See Notes (4) and (7) above.

         The shares of Common Stock accumulated in the ESOP, as indicated in Notes (5) through (11) above, also are included in the 3,023,542 shares shown in the table as owned by the ESOP.

         See table on Page 7 for details as to options granted to the named executive officers in fiscal 2000.

                              ELECTION OF DIRECTORS

         The Company's bylaws provide that the number of directors shall be fixed by resolution of the Board of Directors and that the number may not be less than three nor more than fifteen. Pursuant to the bylaws, the Board of Directors has fixed the number of directors at nine. Unless otherwise specified, proxies will be voted FOR the election of the nine nominees named below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. If, at the time of the meeting, any of the nominees named below is unable or declines to serve as director (which is not anticipated), the proxies will be voted for the election of such other person or persons as the Board of Directors may designate in their discretion. The directors recommend a vote FOR the nine nominees listed below. All nominees presently serve as directors of the Company.

NOMINEES FOR DIRECTOR

The table below sets forth certain information regarding the nominees for election to the Board of Directors:



            NAME                   AGE                     TENURE AND BUSINESS EXPERIENCE
            ----                   ---                     ------------------------------
Fred R. Adams, Jr. (1)(3)          68    Fred R. Adams, Jr. has served as the Chief Executive Officer and
Chairman of the Board of                 director of the Company since its formation in 1969 and as the
Directors and Chief Executive            Chairman of its Board of Directors since 1982.  He is a director
Officer                                  and past chairman of National Egg Company, United Egg Producers,
                                         Mississippi Poultry Association, U.S. Egg Marketers, Inc., and
                                         Egg Clearinghouse, Inc.  Mr. Adams is the father-in-law of Mr.
                                         Baker.

Richard K. Looper (1)              73    Richard K. Looper served as President and Chief Operating Officer
Vice Chairman of the                     of the Company from 1983 to January 1997.  Previously, he had
Board of Directors                       served as Executive Vice President of the Company since 1982 and was originally employed by the Company in 1974.  Mr. Looper is a past chairman of the American Egg Board and U.S. Egg Marketers,
                                         Inc.  He has served as a director of the Company since 1982.

Adolphus B. Baker (1)              43    Adolphus B. Baker was elected President and Chief Operating
President and Chief Operating            Officer in January 1997.  He was serving as Vice President and
Officer                                  Director of Marketing of the Company when elected President.
                                         Previously, he had served as Assistant to the President since
                                         1987 and has been employed by the Company since 1986.  He has been a director of the Company since 1991.  Mr. Baker is a member of the American Egg Board Executive Committee,  Past Chairman of
                                         Mississippi Poultry Association, and is a past chairman of Egg
                                         Clearinghouse, Inc.  Mr. Baker is a director of Trustmark
                                         National Bank of Jackson, Mississippi.  Mr. Baker is Mr. Adams'
                                         son-in-law.

Bobby J. Raines (1)(2)             67    Bobby J. Raines has served as Vice President, Chief Financial
Vice President, Chief                    Officer, Treasurer and Secretary of the Company since 1972.
Financial Officer, Treasurer,            Previously, he had handled various operational responsibilities
Secretary and Director                   and has been employed by the Company since its formation in
                                         1969. He has served as a director of the Company since 1982.

Jack B. Self, Vice                 70    Jack B. Self has been Vice President/Operations and Production of
President/Operations and                 the Company since 1977.  He has served as a director of the
Production and Director                  Company since 1983.

Joe M. Wyatt                       61    Joe M. Wyatt has been Vice President/Feed Mill Division since
Vice President/Feed Mill                 1977 and has been employed by the Company since its formation in
Division and Director                    1969.  He has served as a director of the Company since 1983.

Charles F. Collins                 56    Charles F. Collins has served as Vice President and Controller of
Vice President, Controller               the Company since 1978.  He has served as a director of the
and Director                             Company since 1983.  He has been employed by the Company since
                                         1969.



W. D. (Jack) Cox (2)(3)            74    W.D. (Jack) Cox has served as a director of the Company since
Director                                 September 1996. Mr. Cox has been a consultant to various food companies and a major farm implement company since October 1990.
                                         Prior thereto, he served as Vice President for vegetable oil procurement at Kraft, Inc. ("Kraft"), and was a consultant to offshore and Canadian locations of Kraft's facilities. In the early 1980s, Mr. Cox was Vice President for commodities and ingredients of Nabisco Brands, Inc. From 1970 to 1972 Mr. Cox
                                         was employed by the Company as Vice President for egg products.

R. Faser Triplett, M.D. (2)(3)     66    R. Faser Triplett, M.D., has served as a director of the Company
Director                                 since September 1996.  Dr. Triplett is a practicing physician and a Clinical Assistant Professor at the University of Mississippi
                                         School of Medicine.  He is the majority owner of Avanti Travel,
                                         Inc. and a director of Skytel Corporation.

----------------
(1)    Member of the Executive Committee
(2)    Member of the Audit Committee
(3)    Member of the Compensation Committee

       The Company's executive officers, each of whom is also a director of Cal-Maine, serve as executive officers at the pleasure of the Board.

BOARD AND COMMITTEE MEETINGS

       The Board of Directors of the Company held four (4) meetings in fiscal year 2000. Mr. Raines could not attend the meeting held on October 11, 1999, and Messrs. Cox and Triplett could not attend the meeting held on January 10, 2000. The Executive Committee of the Board consists of Messrs. Adams, Looper, Baker and Raines. The Board also has a Compensation Committee consisting of Messrs. Adams, Cox and Triplett, and an Audit Committee consisting of Messrs. Raines, Cox and Triplett. The Compensation and Audit Committees were established in October 1997, after Messrs. Cox and Triplett became members of the Board of Directors. The Board does not have a nominating committee or committee performing similar functions. This function is performed by the Executive Committee.

       The Executive Committee may exercise all of the powers of the full
Board of Directors, except for certain major actions, such as the adoption of any agreement of merger or consolidation, the recommendation to stockholders of any disposition of substantially all of the Company's assets or a dissolution of the Company, and the declaration of a dividend or authorization of an issuance of stock. The Executive Committee acts on matters, within the scope of its authority, between meetings of the full Board. During the last fiscal year, no formal meetings of the Executive Committee were held, but the Committee, pursuant to Delaware law, took action by unanimous written consent on seventeen
(17) occasions.

       The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, including the issuance of stock options to the Company's officers, employees and directors. The Compensation Committee met one time during fiscal 2000.

       The Audit Committee meets with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee met four (4) times during fiscal 2000.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, such as the Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, for the fiscal year ended June 3, 2000, all Section 16(a) reports applicable to its directors and executive officers were timely filed.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

   The following Summary Compensation Table sets forth all compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the fiscal year ended June 3, 2000, by (i) the Company's chief executive officer and (ii) the Company's four other most highly compensated executive officers who were serving as executive officers at the end of that year.

                           SUMMARY COMPENSATION TABLE


                                                                           LTIP         ALL OTHER
NAME AND PRINCIPAL POSITIONS                SALARY        BONUS(1)       PAYOUTS      COMPENSATION(2)
----------------------------                ------        ---------      -------      ------------
Fred R. Adams, Jr.- Chairman of the
Board and Chief Executive Officer          $256,304       $269,231        None            $82,820


Richard K. Looper - Vice Chairman of
the Board of Directors                     $141,477       $172,944     $50,000(3)         $ 1,246

Adolphus B. Baker - President, Chief
Operating Officer and Director             $138,634       $125,000        None            $   710

Bobby J. Raines - Vice President,
Chief Financial Officer, Treasurer
and Secretary                              $149,718       $112,500         (4)            $   977

Joe M. Wyatt - Vice President/
Operations and Feed Mills
                                           $106,346       $ 83,560         (4)            $   730


---------------------
(1) Bonuses are determined annually by the Compensation Committee of the Board of Directors on a discretionary basis based on the results of the Company's operations and the Committee's evaluation of the executive officer's contribution to such performance.
(2) The amounts shown represent premiums paid under separate life insurance policies purchased by the Company for each person named in the table. The policy on Mr. Adams' life is owned by an Adams family inter vivos trust, and the beneficiaries are Mr. Adams' four daughters and their descendants. Messrs. Looper and Raines are the owners of their respective policies, and members of their families are the beneficiaries. The Company is not a beneficiary under any of such policies and will not receive any portion of the proceeds paid thereunder upon the death of any of the insureds. In addition, the Company made contributions to the account of each named executive maintained under the Company's Employee Stock Ownership Plan. See "Employee Stock Ownership Plan" below.
(3) Paid pursuant to Mr. Looper's incentive compensation agreement with the Company. See "Long Term Incentive Plans," below.
(4) Mr. Raines and Mr. Wyatt earn compensation payable in the future pursuant to long term incentive plans. See "Long Term Incentive Plans" below.

FISCAL YEAR END OPTION VALUE TABLE

         As of June 3, 2000, none of the executive officers named in the Summary Compensation Table held any unexercised options under the Company's 1993 Stock Option Plan.

STOCK OPTIONS GRANTED IN FISCAL 2000 UNDER THE COMPANY'S 1999 STOCK OPTION PLAN


NAME              NUMBER OF         PERCENTAGE OF      EXERCISE OR   EXPIRATION     POTENTIAL       POTENTIAL      VALUE AT
----              ----------        --------------     ------------  -----------    ---------       ---------      --------
                  SECURITIES        TOTAL OPTIONS/     BASE PRICE    DATE           REALIZABLE      REALIZABLE     JUNE 3, 2000
                  -----------       ---------------    ----------    ----           ----------      ----------     ------------
                  UNDERLYING        SARS GRANTED TO    ($/SH)                       VALUE WITH      VALUE WITH
                  -----------       ----------------   ------                       -----------     ----------
                  OPTIONS/SARS      EMPLOYEE IN                                     ANNUALIZED      ANNUALIZED
                  -------------     ------------                                    -----------     ----------
                  GRANTED           FISCAL 2000                                     AFFIRMATION     AFFIRMATION
                  -------           -----------                                     ------------    -----------
                                                                                    OF  5%          OF  10%
                                                                                    ------          -------
Fred R. Adams           -0-               -0-            -0-            -0-           -0-             -0-              -0-

R. K. Looper      40,000/40,000            8%           $3.00        12/31/2009     151,200          381,600         $70,000

Adolphus Baker    40,000/40,000            8%           $3.00        12/31/2009     151,200          381,600         $70,000

B. J. Raines      40,000/40,000            8%           $3.00        12/31/2009     151,200          381,600         $70,000

Joe M. Wyatt      20,000/20,000            4%           $3.00        12/31/2009      75,600          190,800         $35,000



EMPLOYEE STOCK OWNERSHIP PLAN

        The Company maintains a payroll-based Employee Stock Ownership Plan (the "ESOP"). Pursuant to the ESOP, originally established in 1976 all persons employed by the Company over age 21 with one or more years of service, participate. Its assets, which currently consists primarily of Common Stock of the Company, are managed by a trustee designated by the Board. Contributions by the Company may be made in cash or shares of Common Stock, as determined by the Board of Directors. Employee contributions are not permitted. Company contributions generally may not exceed 15% of the aggregate annual compensation of participating employees. Contributions are allocated to the accounts of participating employees in the proportion which each employee's compensation for the year bears to the total compensation (up to $150,000 per employee) of all participating employees. Company contributions vest 20% annually beginning with the participating employee's third year of service.

         Shares of Common Stock held in an employee's account are voted by the ESOP trustee in accordance with the employee's instructions. An employee or his or her beneficiary is entitled to distribution of the balance of his or her account upon termination of employment. The Company's contributions to the ESOP amounted to approximately $932,311 in calendar year 1999. For calendar year 1999, the Company's contributions to the ESOP on behalf of each of the executive officers named in the Summary Compensation Table were: Fred R. Adams, Jr. - $7,245, Richard K. Looper $7,245, Adolphus B. Baker - $7,245, Bobby J. Raines - $7,245, and Joe M. Wyatt - $7,245.

1999 STOCK OPTION PLAN

         The Company's 1999 Stock Option Plan was adopted on April 15, 1999, and approved by the Shareholders on October 11, 1999 (the "1999 Plan"). Under the 1999 Plan, a total of 500,000 shares of Common Stock were reserved for issuance upon the exercise of options that could be granted under the 1999 Plan. Options were awarded by the Board of Directors of the Company and can be either incentive stock options ("ISOs") to satisfy the requirements of ss. 422 of the Internal Revenue Code (the "Code"), or non-statutory options ("NSOs") which are not intended to satisfy such requirements.

         Under the 1999 Plan, the exercise price per share for any option granted may not be less than 100% of the fair market value of the common stock on the date of the grant. The number and kind of shares subject to an option and the option exercise price may be adjusted in certain circumstances to prevent dilution. The method of payment of an option exercise price will be as determined by the Board of Directors and as is set forth in the individual stock option agreements.

         The options presently outstanding, all of which are held by employees, including executive officers and executive officers who are also directors, are for a total of 500,000 shares granted on December 13, 1999, at an exercise price of $3.00 per share and must be exercised no later than ten years after grant. Shares subject to the 1999 Plan have been registered under the Securities Act of 1933.

SAVINGS AND RETIREMENT PLAN

         Since 1985, the Company has maintained a defined contribution savings and retirement plan (the "Retirement Plan"), which is designed to qualify under Sections 401 (a) and 401 (k) of the Code. An employee is eligible to participate in the Retirement Plan on or after having attained age 21 and after one year of service. The Retirement Plan is administered by the Company and permits covered employees to contribute up to the maximum allowed by the IRS regulations. Highly compensated employees may be subject to further limitations on the amount of their maximum contribution. The Company may make discretionary contributions matching each employee's pre-tax contributions. At the present time, the Company does not make discretionary contributions. The Retirement Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended.

         Participating employees are at all times 100% vested in their account balances under the Retirement Plan. Benefits are paid at the time of a participant's death, retirement, disability, termination of employment, and, under limited circumstances, may be withdrawn prior to the employee's termination of service. Contributions are not taxable to employees until such funds are distributed to them.

LONG TERM INCENTIVE PLANS

         The Company has entered into certain incentive compensation continuation agreements (the "Agreements") with Richard K. Looper, Bobby J. Raines and Joe M. Wyatt. Pursuant to the Agreements, each such executive officer may earn up to ten years of compensation payments if he remains with the Company until age 65. If the officer's employment ends before his 65th birthday, he would be entitled to fewer years of incentive compensation payments, depending on the length of time served as an officer. The incentive compensation payments are made monthly, beginning immediately after the officer's 65th birthday, at the annual rate of $50,000 per year for Messrs. Looper and Raines and $20,000 per year for Mr. Wyatt. The Agreements provide that once payments begin or have been earned, any remaining payments will continue to be made to the officer's estate after his death.

         Mr. Looper has earned ten (10) years of incentive compensation payments under his Agreement. Mr. Looper began receiving his payments on December 1, 1991. Mr. Raines will have earned thirteen (13) years in October 2000 and will earn an additional year for each year worked thereafter until his retirement. Mr. Wyatt has earned eight (8) years and will earn an additional year up to ten
(10) years for each year worked hereafter until his retirement.

DIRECTOR COMPENSATION

         The Company's non-employee directors are each entitled to receive $10,000 annually as compensation for their services as a director and have been granted options to purchase Common Stock under the 1993 Plan and may be granted options under the 1999 Plan. Options to purchase 12,000 shares of Common Stock at a price of $4.33 per share were granted on October 15, 1996 to each of W. D.
(Jack) Cox and R. Faser Triplett, the non-employee directors of the Company. All options expire ten years after grant. Directors also may be compensated for any services performed in addition to their normal duties as a director of the Company. Employee-directors receive no additional compensation for their services as directors of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         In October 1996, the Board of Directors established a Compensation Committee. As indicated above, the members of the Committee are Fred R. Adams, Jr., Chairman of the Board of Directors and Chief Executive Officer, and W.D.
(Jack) Cox and R. Faser Triplett, independent directors of the Company. Only Mr. Adams is an employee of the Company.

         From 1970 to 1972, Mr. Cox was employed by the Company as Vice President for egg products.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND STOCK PERFORMANCE GRAPH

         Compensation for the executive officers named in the table on Page 6 went up slightly compared to the preceding year. The Compensation Committee felt the performance of the named executives was outstanding and was not in any manner the cause of a reduction in Company profits which were attributable to industry wide conditions.

                 COMPARISON OF 41 MONTH CUMULATIVE TOTAL RETURN*
                          AMONG CAL MAINE FOODS, INC.
                     THE NASDAQ STOCK MARKET (U.S.) INDEX,
                       AND THE NASDAQ NON-FINANCIAL INDEX


                           12/12/96 2/97   5/97   8/97   11/97  2/98   5/98   8/98   11/98  2/99   5/99   8/99   11/99  2/00   5/00
                           -------- ----   ----   ----   -----  ----   ----   ----   -----  ----   ----   ----   -----  ----   ----
CAL-MAINE FOODS, INC.       100.00 112.50  96.43  96.43  89.29  91.21  76.56  66.38  72.80  75.69  78.58  62.03  49.96  59.22  48.91
NASDAQ STOCK MARKET (U.S.)  100.00 100.41 107.74 122.58 123.73 137.24 136.67 115.86 151.74 178.75 193.16 213.36 261.25 365.41 264.57
NASDAQ NON-FINANCIAL        100.00  98.96 106.63 120.94 119.82 133.19 132.47 112.25 149.15 178.12 192.45 217.50 268.77 390.10 276.23



* $100 INVESTED ON 12/12/96 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS FISCAL YEAR ENDING MAY 31

                              INDEPENDENT AUDITORS

         The firm of Ernst & Young, LLP has served as independent auditors of the Company since fiscal year 1989. While no dispute or disagreement exists with Ernst & Young, LLP, the Board of Directors has elected to receive proposals from qualified accounting firms to serve as independent auditors for fiscal year 2001. The Board believes it is in the best interest of the Company and its shareholders to consider different firms from time to time. Representatives of Ernst & Young, LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals must be received in writing by the Company no later than May 5, 2001, to be considered for inclusion in the Company's proxy materials for the 2001 Annual Meeting. Shareholder proposals should be addressed to Cal-Maine Foods, Inc., Post Office Box 2960, Jackson, Mississippi 39207,
Attention: Secretary. No shareholder proposals were received for inclusion in the proxy materials for the 2000 meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the meeting. However, if any other matters are properly brought before the meeting, the proxies in the enclosed proxy will vote in accordance with their best judgment on such matters.

         Holders of Common Stock are urged to complete, sign and date the accompanying proxy card and return it in the enclosed envelope. No postage is necessary if the proxy card is mailed in the United States.


                                    By order of the Board of Directors,


                                    /s/ Bobby J. Raines
                                    ------------------------------------------
                                    Bobby J. Raines
                                    Secretary

Jackson, Mississippi
September 7, 2000

                             CAL-MAINE FOODS, INC.

         THIS PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

    The undersigned hereby appoints Fred R. Adams, Jr. and Bobby J. Raines, or either of them, as proxies with the power to appoint their substitutes and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of Cal-Maine Foods, Inc. (the "Company"), held of record by the undersigned on September 1, 2000, at the Annual Meeting of Stockholders of the Company, to be held on October 5, 2000, and at any adjournments thereof, with all powers the undersigned would possess if personally present.

    1. Election of Directors (Check only one box below. TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THE NAME OF NOMINEE.)

          [ ] To vote for all the             [ ] To withhold authority to vote
              nominees listed below:              for all nominees listed below:

              Fred R. Adams, Jr., Richard K. Looper, Adolphus B. Baker, Bobby J. Raines, Jack B. Self, Joe M. Wyatt, Charles F. Collins, W. D.
              (Jack) Cox, and R. Faser Triplett, M.D.

          [ ] To allocate your votes among nominees for director utilizing cumulative voting, indicate the number of votes for each director opposite the name of each nominee.

Fred R. Adams, Jr. -------          Bobby J. Raines    -------          Charles F. Collins       -------
Richard K. Looper  -------          Jack B. Self       -------          W.D. (Jack) Cox          -------
Adolphus B. Baker  -------          Joe M. Wyatt       -------          R. Faser Triplett, M.D.  -------

          Please refer to the Proxy Statement for a discussion of cumulative voting.

    2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. If a nominee for director is unable to serve or, for good cause, will not serve as director, the proxies may vote for any person for director in their discretion.

    WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED. THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE ANNUAL MEETING. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE, EITHER IN PERSON OR IN WRITING.

                                              ----------------------------------
                                              Signature          (Seal)

                                              ----------------------------------
                                              Signature if held jointly   (Seal)

                                                                          , 2000
                                              ----------------------------
                                              (Date)

                                              Sign your name exactly as it
                                              appears on the label. When signing
                                              as attorney, executor,
                                              administrator, trustee, or
                                              guardian, please state full title
                                              as such. If a corporation, please
                                              sign in full corporate name by
                                              president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person. When shares are
                                              held jointly, both stockholders
                                              must sign this proxy.

  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED POSTAGE-PAID
                                   ENVELOPE.

                             CAL-MAINE FOODS, INC.

         THIS PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

    The undersigned hereby directs the Trustee of the Cal-Maine Foods, Inc. Employee Stock Ownership Plan to vote all the shares of Common Stock of Cal-Maine Foods, Inc. (the "Company"), held for the account of the undersigned in the Plan on September 1, 2000, at the Annual Meeting of the shareholders of the Company, to be held on October 5, 2000, and at any adjournments thereof as follows:

    1. Election of Directors (Check only one box below. TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THE NAME OF NOMINEE.)

          [ ] To vote for all the             [ ] To withhold authority to vote
              nominees listed below:              for all nominees listed below:

              Fred R. Adams, Jr., Richard K. Looper, Adolphus B. Baker, Bobby J. Raines, Jack B. Self, Joe M. Wyatt, Charles F. Collins, W. D.
              (Jack) Cox, and R. Faser Triplett, M.D.

          [ ] To allocate your votes among nominees for director utilizing cumulative voting, indicate the number of votes for each director opposite the name of each nominee.

Fred R. Adams, Jr. -------          Bobby J. Raines    -------          Charles F. Collins       -------
Richard K. Looper  -------          Jack B. Self       -------          W.D. (Jack) Cox          -------
Adolphus B. Baker  -------          Joe M. Wyatt       -------          R. Faser Triplett, M.D.  -------

          Please refer to the Proxy Statement for a discussion of cumulative voting.

    2. The Trustee is authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. If a nominee for director is unable to serve or, for good cause, will not serve as director, the Trustee may vote for any person for director in their discretion.

    WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED. THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE ANNUAL MEETING. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE, EITHER IN PERSON OR IN WRITING.

                                              ----------------------------------
                                              Signature          (Seal)

                                              ----------------------------------
                                              Signature if held jointly   (Seal)

                                                                          , 2000
                                              ----------------------------
                                              (Date)

                                              Sign your name exactly as it
                                              appears on the label. When signing
                                              as attorney, executor,
                                              administrator, trustee, or
                                              guardian, please state full title
                                              as such. If a corporation, please
                                              sign in full corporate name by
                                              president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person. When shares are
                                              held jointly, both stockholders
                                              must sign this proxy.

  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED POSTAGE-PAID
                                   ENVELOPE.